

TENAX THERAPEUTICS

Corporate Presentation

April 2023

Safe Harbor Statement

Disclaimer

Except for historical information, all the statements, expectations and assumptions contained in this presentation are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: risks related to our business strategy, including the prioritization of product candidates; intellectual property risks; risks of our clinical trials, including, but not limited to, the timing, delays, costs, design, initiation, enrollment, and results of such trials; any delays in regulatory review and approval of product candidates in development; reliance on third parties, including Orion Corporation, our manufacturers and CROs; risks regarding the formulation, production, marketing, customer acceptance and clinical utility of our product candidates; the potential advantages of our product candidates; our estimates regarding the potential market opportunity for our product candidates; our competitive position; our ability to raise additional money to fund our operations for at least the next 12 months as a going concern; risks related to our continued listing on Nasdaq; our ability to maintain our culture and recruit, integrate and retain qualified personnel and advisors, including on our Board of Directors; volatility and uncertainty in the global economy and financial markets in light of the evolving COVID-19 pandemic and geopolitical uncertainties such as in Ukraine; changes in legal, regulatory and legislative environments in the markets in which we operate and the impact of these changes on our ability to obtain regulatory approval for our products; and other risks and uncertainties set forth from time to time in our SEC filings. Tenax Therapeutics assumes no obligation and does not intend to update these forward-looking statements except as required by law.

Tenax Strategy Reset

Current Company Strategies/Priorities

Streamline	Transform	Advance Levosimendan	Execute
Streamline Company Operations • Focus on mission-critical activities • Optimize cost structure	**Gain new IP for IV & Oral Levosimendan** • Prosecute oral patent - TRACK I, receive Notice of Allowance • Issued: patent for IV levosimendan in PH-HFpEF	**Advance Levosimendan in PH-HFpEF** • Prioritize levosimendan based on new IP in PH-HFpEF • Pursue two sequential 6MWD trials, de-risking development • Imatinib development on hold	**Focus on Execution** • Initiate first Phase 3 PH-HFpEF Trial • Enroll first patient

2023 Strategy Reset Transforms the Tenax Value Proposition

- **New IP Transforms the Company**
  - Potential new TNX-102 (oral levosimendan) IP protection expected to create substantial value
- **New Clinical Development Strategy:**
  - Prioritize levosimendan development
  - Potential for two sequential Phase 3 trials, per FDA guidance, expected to reduce regulatory & clinical risk
  - Initial Phase 3 Trial (smaller, faster) to commence in 2023
- **New Funding**
  - Recent financing enables initiation of new plan
- **New Commercial Opportunity**
  - Multi-billion dollar market with no competitors and exclusivity to 2040+
- **Result: New Value Proposition for Investors**

Levosimendan IP Transformation

2018

Levosimendan transformation based on paradigm shift

- PH-HFpEF vs HFrEF
- Chronic PH vs Acute HF
- Outpatient vs Hospital/ICU
- SC/Oral vs IV

2019–2021

First successful therapy in PH-HFpEF

- HELP: successful Phase 2
- Discovered new MoA
- IV to Oral Transition Sub-study

2019–2021

Multiple Levosimendan patent applications filed

- PH-HFpEF Use (IV)
- PH-HFpEF Use (oral)
- SC Use/Formulation
- Combination Use

2022–2023

Multiple Levosimendan patents granted/pending

- SC Use Patent Granted
- PH-HFpEF IV Use Patent Granted
- PH-HFpEF Oral Use TRACK-I Filing

Multiple Patent Filings: Levosimendan Use in PH-HFpEF Provides Potential Exclusivity Beyond 2040

IP Protection for **Oral Levosimendan Use in PH-HFpEF** would be **Transformative**



2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
Levosimendan SC Claims – Granted (expires in 2039)
Levosimendan IV Claims- Notice of Allowance Granted (once granted expires in 2040)
Levosimendan Oral Claims- TRACK I Under Review (if granted expires in 2040, excluding PTE)
Potential Additional PTE
Levosimendan Oral Combination Claims- Filed (if granted expires in 2041)

American Heart Association: Call to Action
PH-HFpEF Represents a Large Unmet Medical Need

AHA SCIENCE ADVISORY

Elucidating the Clinical Implications and Pathophysiology of Pulmonary Hypertension in Heart Failure With Preserved Ejection Fraction: A Call to Action: A Science Advisory From the American Heart Association

Evan L. Brittain, MD, MSc, FAHA, Chair; Thenappan Thenappan, MD, Vice Chair; Jessica H. Huston, MD; Vineet Agrawal, MD, PhD; Yen-Chun Lai, PhD; Debra Dixon, MD, MS; John J. Ryan, MD, FAHA; Eldrin F. Lewis, MD, MPH, FAHA; Margaret M. Redfield, MD; Sanjiv J. Shah, MD, FAHA; Bradley A. Maron, MD; on behalf of the American Heart Association Council on Cardiopulmonary, Critical Care, Perioperative and Resuscitation; Council on Arteriosclerosis, Thrombosis and Vascular Biology; Council on Lifestyle and Cardiometabolic Health; and Stroke Council

Circulation. 2022;146:e73–e88.

August 16, 2022

Heart failure (HF) with preserved ejection fraction (HFpEF) is one of the leading causes of pulmonary hypertension (PH) in the world.[1] The development of PH and particularly pulmonary vascular disease (which distinguishes functional pressure elevation from vascular dysfunction or remodeling) is among the strongest risk factors for adverse outcomes in HFpEF.[2] Despite this recognition, no evidence-based therapies exist for PH attributable to HFpEF (PH-HFpEF), in part because the pathophysiology is poorly understood. In this call to action, we encourage the scientific community to prioritize the study of PH-HFpEF, which has implications for collaboration, data sharing, and clinical trial design, among other considerations. The goal of this science advisory is to clarify key knowledge gaps in PH-HFpEF and to suggest scientific directions for addressing such gaps, which we synthesize in Table 1.

The purpose of an AHA or AHA/ASA Science Advisory is to provide rapid, clear and consistent AHA and ASA positioning on scientific issues. Advisories are statements on an evolving, prominent scientific issue of great interest to the public and to health professionals. All AHA and AHA/ASA Science Advisories undergo peer review and are reviewed and approved by the AHA SACC. (AHA definition)

PH-HFpEF – A Very High Unmet Medical Need

- **A devastating diagnosis with no approved therapy**
  - Progressive, relentless worsening over time
  - Limits lifestyle to avoiding all levels of exercise
  - Not a single treatment is even suggested by the current guidelines

Overview: Pathophysiology of PH with HFpEF

The venous circulation has now been discovered to be the source of the problem



Coughing
Tiredness
Shortness of breath
Pulmonary edema (excess fluid *in* lungs)
Pumping action of the heart grows weaker
Pleural effusion (excess fluid *around* lungs)
Swelling in abdomen (ascites)
Swelling in ankles and legs

PH-HFpEF has recently been described to follow this course:

EXCESSIVE VENOUS BLOOD VOLUME

INCREASED CENTRAL VENOUS PRESSURE

INCREASED PULMONARY VENOUS PRESSURE

PULMONARY HYPERTENSION

Levosimendan Mechanism of Action is Unique

01

Levosimendan is a ***unique K+ATP channel activator*** and calcium sensitizer*
No other drug shares these properties

02

Levosimendan has strong vasodilatory effects on ***venous beds***** Causes a **marked reduction** in central venous pressure (CVP) Causes a **marked reduction** in pulmonary venous pressure (PCWP)

03

Recent clinical science has ***confirmed*** that reducing the **elevated CVP and PCWP are critical targets** for left heart failure***

* Rich, Stuart, Burkhoff, Daniel, Pollesello, Piero, Papp, Zoltan. "Levosimendan-induced vendilation is mediated by opening of potassium channels." ESC Heart Failure. 10.1002 (2021)
** Brener, Michael I., et al. "Changes in stressed blood volume with levosimendan in pulmonary hypertension from heart failure with preserved ejection fraction: insights regarding mechanism of action from the HELP trial." Journal of Cardiac Failure 27.9 (2021): 1023-1026
*** Fudim, Marat, et al. "Splanchnic Nerve Block for Chronic Heart Failure." Heart Failure 8.9 (2020): 742-752.

TNX-103 (*levosimendan*) improves CVP and PCWP at rest and with Exercise in PH-HFpEF Patients



Levosimendan Group
Baseline
24 Hr Levo Infusion
CVP (mmHg)
50
40
30
20
10
0
Legs Down
Legs Up
25 Watts



Levosimendan Group
Baseline
24 Hr Levo Infusion
PCWP (mmHg)
50
40
30
20
10
0
Legs Down
Legs Up
25 Watts

Burkhoff D, Rich S, et. al. Levosimendan Improves Hemodynamics and Exercise Tolerance in PH-HFpEF. JACC Heart Fail. 2021; 9:360-370

HELP STUDY

Levosimendan IP Supported by HELP Study Discoveries

Levosimendan Improves Exercise Capacity in PH-HFpEF Patients after 6 Weeks

29 meter improvement on 6-minute walk distance



p=0.033
Δ6 Minute Walk Distance (m)
30
20
10
0
-10
-20
-30
Placebo
Levosimendan

https://www.medscape.com/viewarticle/938671

Barry Borlaug, Mayo Clinic:

"...this is the first medicine that has actually improved 6-minute walk distance in ***any patient population with HFpEF...***",

HELP STUDY

TENAX THERAPEUTICS

Levosimendan Efficacy in PH-HFpEF Is Unique

All PAH Approved Drugs Studied in PH-HFpEF have Failed

- **Bosentan - (BADDHY Trial[1]) – FAILED in PH-HFpEF**
  - "Six-minute walk distance (6MWD) did not change in the Bosentan group"
- **Macitentan - (MELODY Trial[2]) – FAILED in PH-HFpEF**
  - "The mean treatment effect (6MWD)for macitentan versus placebo was negative 14.3 meters"
- **Riociguat - (DYNAMIC Trial[3]) – FAILED in PH-HFpEF**
  - "The observed haemodynamic changes were not accompanied by significant improvements of NT-proBNP serum levels, WHO-FC, exercise capacity, or QoL."

1) *Koller, B., et al. "Pilot study of endothelin receptor blockade in heart failure with diastolic dysfunction and pulmonary hypertension (BADDHY-Trial)." Heart, Lung and Circulation 26.5 (2017): 433-441*
2) *Mascherbauer, Julia, et al. "Evaluation of the pharmacoDYNAMIC effects of riociguat in subjects with pulmonary hypertension and heart failure with preserved ejection fraction: study protocol for a randomized controlled trial." Wiener Klinische Wochenschrift 128 (2016): 882-889.*
3) *Vachiéry, Jean-Luc, et al. "Macitentan in pulmonary hypertension due to left ventricular dysfunction." European Respiratory Journal 51.2 (2018)*

Patients in the Open Label Extension study of HELP were transitioned from IV to oral Levosimendan

Previous IV Infusion	Week 0 (Office)	Week 2 (Home)	Week 4 (Home)	Week 6 (Office)
0.10 µg/kg/min	1mg QD (1mg total daily dose) Morning	1mg BID (2mg total daily dose) Every 12 hrs.	1mg TID (3mg total daily dose) Every 8 hrs.	Patient evaluated for further titration

6 Week Transition Period

Improvements in Efficacy Measures in Patients Transitioned from IV to Oral Levosimendan

- **6MWD (exercise capacity)**
  - Improved *a further* 7 meters
- **BNP/NT pro-BNP (measure of cardiac function)**
  - Improved by 23%
- **KCCQ (patient reported symptoms)**
  - Improved in 6 of 7 different domains

Clinical Development Strategy: Advance Levosimendan in PH-HFpEF

- **Prioritize levosimendan based on new IP in PH-HFpEF**
  - Long runway and lack of competition (recruitment) allows incremental development approach
  - IP covers use in patients with PH-HFpEF (no approved therapies)
- **Address large, unmet need, and interest of the scientific community**
  - Respond to AHA's call to action to develop therapies for PH-HFpEF
- **Multiple means of de-risking Phase 3 levosimendan development**
  - Leverage HELP Study results in designing Phase 3 program
  - Iterative Phase 3 approach: evidence from initial Ph3 trial to reduce risk of second Ph3
  - No further CMC development for Oral Levosimendan required, including 5 Years stability
  - Leverage favorable FDA input: sample size, acceptance of 6-MWD endpoint, 0.05 p-value, and novel mechanism (SBV management)

FDA Guidance: Phase 3 Levosimendan Development in PH-HFpEF

FDA meeting minutes record agreements on key details of potential Phase 3 program:

- *Two phase 3 trials ($p<0.05$) with 6MWD as the primary endpoint would be sufficient*
- *Safety database requirement: 300 patients followed for 6 months, and 100 patients followed for 12 months (ICH minimum requirement)*

Levosimendan: Potential Phase 3 Development Path

Leverage Phase2b (HELP) Study Results to Design Phase 3			
Hemodynamic Entry Criteria (SBV Reduction)	85% responder rate	6MWD, 29m, p=0.03	IV-to-Oral Transition: improvement in BNP, KCCQ, 6MWD

Initial Phase 3 PH-HFpEF Trial		
Hemodynamic Entry Criteria	Primary Endpoint = 6MWD	~152 patients, 90% Power, p<0.05

2nd Phase 3 PH-HFpEF Trial	
Results of Initial Phase 3 trial de-risks 2nd Phase 3 Trial	Provides additional data required for NDA filing (FDA has confirmed minimum ICH requirement for safety database)

TENAX THERAPEUTICS

Levosimendan in PH-HFpEF
Phase 3 Study Design (Initial Study)


Double-blind
Randomization
final
evaluation
(12 wks)
Screening
Levosimendan
1:1 ratio
Placebo
Open-label
levosimendan
extension
1mg oral capsule BID, Weeks 1-3; titrated to 1mg TID Weeks 4-12

Primary Endpoint: *change in 6MWD, powered at* *alpha 0.05, N=152*

TENAX THERAPEUTICS

Projected Development Timelines-TNX-103 (Oral Levosimendan)

Phase 3 PH-HFpEF Study	2023		2024		2025	
	H1	H2	H1	H2	H1	H2
Phase 3 Initiation		◆				
First Patient Enrolled		◆				
Last Patient Enrolled					◆	
Topline					◆	

PH-HFpEF Market Assumptions

- **PH-HFpEF Prevalence**
  - 6,700,000 Heart Failure patients in US (1)
  - 2% Annual Growth Rate (1)
  - 54% is HFpEF, with HFpEF proportion increasing to 60% by 2040 (1,2,3,4)
  - 50% of HFpEF is PH-HFpEF (2,5,6)

1) Tsao, Connie W., et al. "Heart disease and stroke statistics—2023 update: a report from the American Heart Association." Circulation 147.8 (2023): e93-e621.
2) Lai, Yen-Chun, Longfei Wang, and Mark T. Gladwin. "Insights into the pulmonary vascular complications of heart failure with preserved ejection fraction." The Journal of physiology 597.4 (2019): 1143-1156.
3) Pfeffer, Marc A., Amil M. Shah, and Barry A. Borlaug. "Heart failure with preserved ejection fraction in perspective." Circulation research 124.11 (2019): 1598-1617.
4) Steinberg, Benjamin A., et al. "Trends in patients hospitalized with heart failure and preserved left ventricular ejection fraction: prevalence, therapies, and outcomes." Circulation 126.1 (2012): 65-75.
5) Brittain, Evan L., et al. "Elucidating the Clinical Implications and Pathophysiology of Pulmonary Hypertension in Heart Failure With Preserved Ejection Fraction: A Call to Action: Circulation 146.7 (2022): e73-e88.
6) Guazzi, Marco. "Pulmonary hypertension in heart failure preserved ejection fraction: prevalence, pathophysiology, and clinical perspectives." Circulation: Heart Failure 7.2 (2014): 367-377.

PH-HFpEF Market is Large and Growing



Estimated PH-HFpEF Prevalence in the US
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
Patients
1,675,000
2,200,000
2,700,000
2020
2030
2040

Prevalence estimates based on published epidemiology data referenced in prior slide

Estimated Total Addressable PH-HFpEF U.S. Market in 2030



2030
Estimated Addressable Patients
770,000
1,430,000
2030 Estimated Addressable U.S. Market
$4.5 - 6.0 Billion *

*Assumes only 35% of patients are addressable and the estimated Annual Value = $6-8K/patient (1)

1) *Drugs.com. March 2023 Annual cost/patient branded for ANRI or SGLT2 inhibitors approved in HF. Assumes similar pricing for a PH-HFpEF drug*

New Value Proposition for Investors

Short-term and Long-term catalysts

- **Short-term** – Catalyst rich 2023 with multiple potential events
  - Patent Notice of Allowance for oral levosimendan use in PH-HFpEF
  - IND (specific to *oral* levosimendan) approved
  - Phase 3 trial initiated
  - First patient enrolled

- **Long-term**
  - Potential IP to 2040+
  - Estimated $4.5 to $6.0 billion addressable market potential in 2030

TNX-201 (imatinib) Development Program

for Pulmonary Arterial Hypertension (WHO Group 1)



TENAX THERAPEUTICS

Overview of PAH:

The Pathology

As the pulmonary artery narrows, the pulmonary pressure increases.



Healthy Artery
External elastic lamina
Smooth muscle cell
Internal elastic lamina
Endothelial cell
Blood Flow
NO
PGI2
ET-1
TXA2
1. Endothelial dysfunction
NO
PGI2
ET-1
TXA2
Vasoconstriction
2. Vascular remodeling
Inflammatory cell
Muscularization / Medial Hypertrophy
Intimal Fibrosis
3. Plexiform lesion & *In situ* Thrombosis

Imatinib Targets the Pathophysiology of PAH


PAEC
PASMC
GF
Basal membrane
Healthy
Endothelial disruption
PASMC proliferation and migration

PAEC = pulmonary artery endothelial cell

PASMC = pulmonary artery smooth muscle cell

GF = growth factors BCR-Abl, PDGFR, c-Kit

imatinib blocks *and* reverses

Proof of Concept IMPRES STUDY

Imatinib is Proven Effective in Treating PAH

Phase 3 Clinical Trial:

Imatinib Mesylate as Add-On Therapy for Pulmonary Arterial Hypertension: Results of the Randomized IMPRES Study

Results: After 24 weeks, the mean placebo-corrected treatment effect on 6-minute walk distance was 32 meters (95% confidence interval, 12–52; **P=0.002**)

Conclusions: Imatinib improved exercise capacity and hemodynamics in patients with advanced PAH, but **frequent dropout events prevented approval.**

The primary endpoint was change in 6-minute walk distance


A
Change in 6MWD from baseline (m)
70
60
50
40
30
20
10
0
Imatinib
Placebo
*P<0.05
0
4
8
12
16
20
24
Time (weeks)

No. of patients

Imatinib	103	89	84	76	71	72	66
Placebo	98	93	91	88	82	84	80

Circulation. 2013;127:1128-1138.

Key Learnings from IMPRES Study Informed Phase 3 “IMPROVE”

		IMPROVE
01	**Efficacy was established in PAH**	PAH ✓
02	**Adequate dose is critical (400mg)** to achieve clinical efficacy	>400 mg ✓
03	**Avoid excessive dropouts**, mostly related to early-onset side effects	Open-label Lead-in ✓
04	**Gastrointestinal side effects are most the common**, novel formulation to reduce	Modified Formulation ✓

Imatinib-MR Remains a Very Attractive Therapy When Compared to Sotatercept and/or Seralutinib

Sotatercept (STELLAR) vs. Oral Imatinib (IMPRES)

- **6-minute walk test**
  - Sotatercept increased by 8.5%
  - Imatinib increased by 8.2%
- **Hemodynamics (PVR)**
  - Sotatercept reduced by 2 Wood units
  - Imatinib reduced by 4 Wood units

Seralutinib-inhaled (TORREY) vs. Oral Imatinib (IMPRES)

- **6-minute walk test**
  - Seralutinib increased by 1.6%
  - Imatinib increased by 8.2%
- **Hemodynamics (PVR)**
  - Seralutinib reduced by 1 Wood unit
  - Imatinib reduced by 4 Wood units

STELLAR: Hoeper, Marius M., et al. "Phase 3 Trial of Sotatercept for Treatment of Pulmonary Arterial Hypertension." NEJM (2023).
IMPRES: Hoeper, Marius M., et al. "Imatinib mesylate as add-on therapy for pulmonary arterial hypertension: results of the randomized IMPRES study." Circulation 127.10 (2013): 1128-1138.
TORREY: https://ir.gossamerbio.com/news-releases/news-release-details/gossamer-bio-announces-seralutinib-meets-primary-endpoint-phase5.

Tenax Investment Opportunity

- **Therapeutic Focus - Pulmonary Hypertension**
  - PH-HFpEF (>1.5M US patients, no approved therapies)
  - PAH (Orphan)
- **Pipeline- (2) Phase 3-Ready Products**
  - TNX-103 Levosimendan oral (First in class oral KATP Activator/Ca++ Sensitizer) for PH-HFpEF
  - TNX-201 Imatinib (Modified Release/Modified Dose) for PAH
- **Positive Phase 2 Data**
  - HELP Study- Levosimendan in PH-HFpEF
  - IMPRES Study – Imatinib in PAH
- **Efficient Clinical Development Pathway**
  - Small Phase 3 trials required (FDA confirmed)
- **Significant Exclusivity**
  - Levosimendan- 2 patents granted and oral patent under Track 1 review with potential expiry in 2040
  - Imatinib- orphan exclusivity
- **Large Commercial Potential**
  - TNX-103 $4.5-$6.0B market in 2030
  - TNX-201 >$5B market, currently